SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

CuraGen Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23223	06-1331400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive, 11th Floor

New Haven, Connecticut 06511

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 401-3330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of CuraGen Corporation amended its Executive Incentive Plan (the “EIP”) for officers and other management level employees of CuraGen and its affiliates (“CuraGen”). The three components (base salary, short term incentive, and long term incentive) of the EIP are designed to motivate, reward, and retain executives by aligning compensation with the achievement of strategic corporate goals as well as individual performance objectives.

Each component of the EIP serves a specific purpose in meeting Company objectives. Each of the components of the EIP are described in the attached Exhibit 99.1, except for any limitations arising from certain provisions of employment agreements that CuraGen may enter into upon hiring an executive. The terms and provisions of the EIP are meant to serve as guidelines. All of the Committee’s judgments regarding the appropriate form and level of compensation are ultimately based upon the Committee’s assessment of its executives, the increasingly competitive demand for superior executive talent, the Company’s overall performance, and future objectives and challenges. Although the Committee does not solely rely upon a formula, key corporate performance factors for 2004 were, and for 2005 will include, among other things:

•	Advancement of CuraGen’s Pipeline;

•	Financial Performance of CuraGen;

•	Strategic Initiatives;

•	454 Technology, Strategy and Sales.

CuraGen’s Board of Directors and the Committee reserve the right to modify these key corporate performance factors and criteria at any time or to grant short/long term incentives to the executive officers even if certain performance goals are not met. Short term incentives currently range from 0% to a maximum of 100%, while long term incentives range from 0% to a maximum of 200%, as a percentage of base salary based on the level of achievement of both qualitative and quantitative goals. In addition, the Committee reserves the right to grant additional incentives throughout the year based on the achievement of revised/additional business objectives.

The terms and conditions of the EIP are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	CuraGen Corporation Executive Incentive Plan

99.2	CuraGen Corporation Amended and Restated 1997 Employee, Director and Consultant Stock Plan (Effective January 26, 2005)

99.3	CuraGen Corporation Form of Non-Qualified Stock Option Agreement (Standard)

99.4	CuraGen Corporation Form of Non-Qualified Stock Option Agreement (Director & Officer)

99.5	CuraGen Corporation Form of Incentive Stock Option Agreement

99.6	CuraGen Corporation Form of Restricted Stock Agreement

99.7	454 Life Sciences Corporation 2000 Employee, Director and Consultant Stock Plan (Effective June 6, 2000)

99.8	454 Life Sciences Corporation Form of Non-Qualified Stock Option Agreement (Standard)

99.9	454 Life Sciences Corporation Form of Non-Qualified Stock Option Agreement (Director)

99.10	454 Life Sciences Corporation Form of Incentive Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION
(Registrant)

Date: February 7, 2005	By:	/s/ David M. Wurzer
	Name:	David M. Wurzer
	Title:	Executive Vice President and Chief Financial Officer